PROVISION FOR INCOME TAXES (Tables)	12 Months Ended
Aug. 31, 2017
Income Tax Disclosure [Abstract]
Schedule of provision for income taxes
	August 31,
	2017	2016
Income tax expense at statutory rate	$(79,639)	$(10,095)
Change in valuation allowance	79,639	10,095
Income tax expense per books	$-	$-

Schedule of deferred tax assets
	August 31,	August 31,
	2017	2016
NOL Carryover	$(100,330)	$(20,468)
Valuation allowance	100,330	20,468
Net deferred tax asset	$-	$-